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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  Form 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): November 12, 2002


    SSB VEHICLE SECURITIES INC. (as depositor under the Sale and Servicing
                   Agreement, dated as of October 1, 2002).


                          SSB VEHICLE SECURITIES INC.
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            (Exact name of registrant as specified in its charter)



         Delaware                   333-63005                 13-4010808
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(State or Other Jurisdiction       (Commission               (I.R.S. Employer
     of Incorporation)             File Number)             Identification No.)

390 Greenwich Street
New York, New York                                               10013
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(Address of Principal                                         (Zip Code)
 Executive Offices)


  Registrant's telephone number, including area code: (212) 816-6000


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Former Address:



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Item 5.  Other Events.
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         On November 12, 2002, SSB Vehicle Securities, Inc. (the "Company")
entered into a Sale and Servicing Agreement dated as of October 1, 2002 (the "Sale and Servicing Agreement"), by and among, the Company, as depositor, SSB Auto Loan Trust 2002-1 (the "Issuer"), as issuer, Salomon Brothers Realty Corp., as seller Systems & Services Technologies, Inc., as servicer and custodian, JPMorgan Chase Bank (the "Bond Administrator), as bond administrator, and Bank One, NA, as indenture trustee (the "Trustee"). The Sale and Servicing Agreement is annexed hereto as Exhibit 10.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         10.1.    Sale and Servicing Agreement

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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

SSB VEHICLE SECURITIES INC.


By: /s/ John P. Ebbott Jr.
    --------------------------------
    Name:  John P. Ebbott Jr.
    Title:  Assistant Vice President

Dated:  December 13, 2002

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                                 Exhibit Index
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Exhibit
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10.1.    Sale and Servicing Agreement